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                                                                   Exhibit 10.32



                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

      This First Amendment to the Loan and Security Agreement (this "Amendment") is dated as of the 1st day of September, 2006, by and among EMERSON RADIO CORP. ("ERC US"), a Delaware corporation, EMERSON RADIO MACAO COMMERCIAL OFFSHORE LIMITED ("ER Macao"), a Macao corporation, MAJEXCO IMPORTS, INC. ("MI"), a California corporation, EMERSON RADIO (HONG KONG) LIMITED ("ER Hong Kong"), a Hong Kong corporation, and EMERSON RADIO INTERNATIONAL LTD. ("ER BVI"), a British Virgin Island company, jointly and severally as co-borrowers and co-obligors, except as set forth in Section 11.8 of the Loan Agreement, as defined below (collectively, the "Borrowers" and each is referred to individually herein as a "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, "Bank").

                                   BACKGROUND

            A. Borrowers and Bank are parties to a certain Loan and Security Agreement dated as of December 23, 2005 (as the same may be amended or otherwise modified from time to time, the "Loan Agreement"), and the other Loan Documents (as defined in the Loan Agreement). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Loan Agreement.

            B. The parties have agreed, subject to the terms and conditions of this Amendment, to amend the Loan Agreement.

            NOW, THEREFORE, with the foregoing Background hereinafter deemed incorporated by this reference, the parties hereto, intending to be legally bound, promise and agree as follows:

      1. AMENDMENTS TO LOAN AGREEMENT

            1.1 Definitions. The following definitions are added to Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

            "First Amendment" means the First Amendment to the Loan and Security Agreement dated September 1, 2006, among Borrowers and Bank.

            "First Amendment Effective Date" means the date the Effectiveness Conditions (as defined in Section 6 of the First Amendment) are satisfied.

            1.2 Borrowing Base. Clause (iii) of the definition of Borrowing Base in the Loan Agreement is amended and restated in its entirety and shall read as follows:
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                (iii) the lesser of (a) the Inventory Sublimit and (b) the sum of (i) the lesser of (A) 85% of the NOLV of Eligible Inventory and (B) 55% of the total amount of Eligible Inventory, plus (ii) the lesser of (A) 85% of the NOLV of Eligible In-Transit Inventory, and (B) 55% of the total amount of Eligible In-Transit Inventory and (C) solely for the period from the First Amendment Effective Date through October 31, 2006, $22,000,000 and at all times thereafter, $18,000,000, plus (iii) the lesser of (A) 85% of the NOLV of Eligible Licensed Inventory, and (B) 55% of the total amount of Eligible Licensed Inventory and (C) $10,000,000, plus

            1.3 Inventory Sublimit. The definition of Inventory Sublimit in the Loan Agreement is amended and restated in its entirety and shall read as follows:

            "Inventory Sublimit" means (a) for the period commencing January 1 through and including March 31 of each calendar year, an amount equal to $27,000,000 and (b) for the period commencing April 1 through and including December 31 of each calendar year, an amount equal to $31,500,000; provided however, solely for the period from the First Amendment Effective Date through October 31, 2006, the Inventory Sublimit shall be an amount equal to $37,500,000.

            1.4 Revolver Commitment. The definition of Revolver Commitment in the Loan Agreement is amended and restated in its entirety and shall read as follows:

            "Revolver Commitment" means the commitment of Bank, subject to the terms and conditions herein, to make Revolver Loans and issue Letters of Credit in accordance with the provisions of Section 2 hereof in an aggregate amount not to exceed $45,000,000 at any one time; provided however, solely for the period from the First Amendment Effective Date through October 31, 2006, the Revolver Commitment shall be an amount equal to $53,000,000.

            1.5 Letters of Credit. Clause (i) of Section 2.10.1 of the Loan Agreement is amended and restated in its entirety and shall read as follows:

                (i) the aggregate face amount of Letters of Credit issued by Bank which are outstanding at any one time shall not exceed $25,000,000; provided further that solely for the period from the First Amendment Effective Date through September 30, 2006, the amount shall not exceed $35,000,000;

      2.    CONFIRMATION OF INDEBTEDNESS

            Each Borrower hereby confirms and agrees that, as of August 29, 2006, the total principal amount of outstanding Revolver Loans under the Loan Agreement is $4,871,803.68, and the face amount of all outstanding Letters of Credits is $20,616,082.81 and that each Borrower is unconditionally liable to Bank for such amounts, together all accrued and unpaid interest and expenses through the First Amendment Effective Date, without any set-off, deduction, counterclaim or defense.

      3.    FURTHER ASSURANCES

            Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Bank all such agreements, instruments, certificates, assignments, financing statements and other documents, as Bank may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

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      4.    CONFIRMATION OF COLLATERAL

            Each Borrower covenants, confirms and agrees that as security for the repayment of the Obligations, Bank has, and shall continue to have, and is hereby granted a continuing lien on and security interest in the Collateral, all whether now owned or hereafter acquired, created or arising, including all proceeds thereof. Each Borrower acknowledges and agrees that nothing herein contained in any way impairs Bank's existing rights and priority in the Collateral.

      5.    REPRESENTATIONS AND WARRANTIES

            Each Borrower warrants and represents to Bank that:

            5.1 By execution of this Amendment, each Borrower reconfirms all warranties and representations made to Bank under the Loan Documents and restates such warranties and representations as of the date hereof all of which shall be deemed continuing until all of the Obligations are paid and satisfied in full.

            5.2 The execution and delivery by each Borrower of this Amendment and the performance of the transactions herein contemplated (i) are and will be within its power, (ii) have been authorized by all necessary action, and (iii) are not and will not be in contravention of any order of court or other agency of government, of law, of any organization document of such Borrower or of any indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

            5.3 This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will constitute the legal, valid and binding obligations of each Borrower, enforceable in accordance with their respective terms, subject only to bankruptcy and similar laws affecting creditors' rights generally.

            5.4 There are no outstanding Defaults or Events of Default under any of the Loan Documents.

            5.5 There has been no change which could have a Material Adverse Effect on any Borrower since the date of the most recent financial statements of such Borrower delivered to Bank from time to time.

      6.    EFFECTIVENESS CONDITIONS

            This Amendment shall not be effective until the following conditions ("Effectiveness Conditions") have been met to the sole satisfaction of Bank
(all documents to be in form and substance satisfactory to Bank):

            6.1 Borrowers shall have executed and delivered to Bank this Amendment.

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            6.2 Borrowers shall have paid to Bank, in immediately available funds, a non-refundable amendment fee in an amount equal to $20,000, which fee is fully earned by Bank as of the First Amendment Effective Date.

            6.3 Borrowers shall have executed and delivered to Bank an amended and restated revolving credit note.

            6.4 Borrowers shall have delivered to Lender authorizing resolutions authorizing each Borrower's execution, delivery and performance of this Amendment.

      7.    PAYMENT OF EXPENSES

            Borrowers shall pay or reimburse Bank for all reasonable attorneys' fees and expenses and all reasonable out of pocket costs in connection with the analysis, preparation, negotiation and execution of this Amendment and all agreements, instruments and documents provided for herein or related hereto.

      8.    REAFFIRMATION

            This Amendment shall be incorporated into and made part of the Loan Agreement. Except as expressly modified by the terms hereof, all of the terms and conditions of the Loan Agreement, and all of the other Loan Documents, are hereby reaffirmed and shall continue in full force and effect as therein written.

      9.    RELEASE

            As further consideration for the agreement of Bank to enter into this Amendment, each Borrower hereby waives, releases, and discharges Bank, all affiliates of Bank and all of the directors, officers, employees, attorneys and agents of Bank and all affiliates of such Persons, from any and all known claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

      10.   MISCELLANEOUS

            10.1 Integrated Agreement. The Loan Documents and this Amendment shall be construed as integrated and complementary of each other, and as augmenting and not restricting Bank's rights, remedies and security. If, after applying the foregoing, an inconsistency still exists, the provisions of this Amendment shall control.

            10.2 Severability. Any provision hereof, or of the Loan Agreement or any other Loan Document that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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            10.3 Non-Waiver. No omission or delay by Bank in exercising any right or power under this Amendment, or the Loan Documents or any related agreement will impair such right or power or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and signed by Bank and then only to the extent specified. Bank's rights and remedies are cumulative and concurrent and may be pursued singly, successively or together.

            10.4 Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

            10.5 Survival. All warranties, representations and covenants made by Borrowers herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Amendment, shall be considered to have been relied upon by Bank. All statements in any such certificate or other instrument shall constitute warranties and representations by Borrower hereunder. All warranties, representations, and covenants made by Borrowers hereunder or under any other agreement or instrument shall be deemed continuing until the Obligations are indefeasibly paid and satisfied in full.

            10.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of Borrowers and Bank, and their respective successors and assigns; provided, that Borrowers may not assign any of its rights hereunder without the prior written consent of Bank, and any such assignment made without such consent will be void.

            10.7 Governing Law. This Amendment, the Loan Agreement and the Loan Documents shall be deemed contracts made under the laws of the State of the Jurisdiction and shall be governed by and construed in accordance with the laws of said state (excluding its conflict of laws provisions if such provisions would require application of the laws of another jurisdiction) except insofar as the laws of another jurisdiction may, by reason of mandatory provisions of law, govern the perfection, priority and enforcement of security interests in the Collateral.

            10.8 WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AMENDMENT OR THE LOAN AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ENTER INTO AND ACCEPT THIS AGREEMENT.

            10.9 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission or .pdf shall be deemed to be an original signature hereto.

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                       [SIGNATURES TO FOLLOW ON NEXT PAGE]


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:             EMERSON RADIO CORP.


                       By: /s/ John J. Raab
                           ----------------
                       Name: John J. Raab
                       Title: Senior Executive VP-International Operations & COO

                       EMERSON RADIO MACAO COMMERCIAL
                       OFFSHORE LIMITED


                       By: /s/ John J. Raab
                           ----------------
                       Name: John J. Raab
                       Title:  Director

                       MAJEXCO IMPORTS, INC.


                       By: /s/ John J. Raab
                           ----------------
                       Name: John J. Raab
                       Title: Senior VP-International

                       SIGNED, SEALED and DELIVERED        )
                       as a Deed for and in the name of    )
             L.S.      EMERSON RADIO (HONG KONG) LIMITED   )
                       by its attorney                     )
                       Name: /s/ John J. Raab              )
                             ----------------
                       in the presence of                  )

                       Witness:

                       Name:    John J. Florian
                       Signature: /s/ John J. Florian
                                  -------------------
                       EMERSON RADIO INTERNATIONAL LTD.


                       By: /s/ John J. Raab
                       Name: John J. Raab
                       Title:  Director

                       [SIGNATURES CONTINUED ON NEXT PAGE]

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BANK:                  WACHOVIA BANK
                       NATIONAL ASSOCIATION


                       By:      /s/ Georgios C. Kyvernitis
                                --------------------------
                       Name:    Georgios C. Kyvernitis
                       Title:   Vice President


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